SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 31, 2007


                    WHITE MOUNTAIN TITANIUM CORPORATION
             (Exact Name of Registrant as Specified in Charter)

           NEVADA                       333-129347          87-057730
(State or Other Jurisdiction of (Commission File Number) (IRS Employer
Incorporation)                                          Identification No.)


2150  1188 West Georgia Street, Vancouver, British Columbia, Canada  V6E 4A2
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (604) 408-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 31, 2007, the Board of Directors amended the option grant agreement with Trio International Capital Corp. for 400,000 shares by extending the expiration date from January 31, 2008, to January 31, 2011, and by reducing the exercise price to $0.50 per share. Trio is an entity partially controlled by Brian Flower, a director and Chairman of the Company. The Board also amended the option grant agreement for 200,000 shares with Crosby Enterprises,

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an entity controlled by Howard M. Crosby, a director, by extending the expiration date from August 1, 2009 to August 1, 2011. The Board also amended the option grant for 600,000 shares with Mike Kurtanjek, our President and a director, by extending the expiration date from May 31, 2009, to May 31, 2011. Further, the exercise price for all outstanding options issued under the company's stock option plan was reduced to $0.50 per share.

     In addition, on August 31, 2007, the compensation agreements with Mr. Kurtanjek, Trio International Capital Corp., and Charles E. Jenkins were amended to increase compensation by 20% to reflect the devaluation of the U.S. dollar and/or the renewal of management contracts. Such adjustment increased the monthly compensation to these parties to US$11,400, US$9,600, and US$6,000, respectively. Also, the lease agreement with Trio International Capital Corp. was amended to increase the monthly payment from US$1,250 to US$2,000 to reflect the devaluation of the US dollar and the addition of office space for Mr. Jenkins.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     From July through August 2007, we conducted a non-public offering of up to 7,000,000 units, each unit consisting of one share of common stock and one common stock purchase warrant. The purchase price of each unit was $0.50 and the exercise price of the warrants is $0.60 per share at any time through August 15, 2010. The offering was completed with sales of 5,070,000 units made to seven non-U.S. persons and to four persons in the U.S. for gross proceeds of $2,535,000. The units were issued without registration under the Securities Act by reason of the exemptions from registration afforded by the provisions of Section 4(6) of the Securities Act and Regulation S promulgated by the SEC in a simultaneous offering to both U.S. and to non-U.S. persons. Each of the non-U.S. investors was a non-U.S. person at the time of the sale. The offer and sale of the units to such persons was made in an offshore transaction and no directed selling efforts were made in the U.S. by us or anyone acting on our behalf. The offering restrictions required pursuant to Regulation S were also implemented for these sales. All of the investors represented that they were accredited investors as defined in Rule 501 of Regulation D at the time of the purchase. Each investor delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares and warrants. They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor represented they were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the offering. We paid a cash selling commission of 8% of the gross proceeds on the sale of 4,770,000 of the units sold by Objective Equity, LLC, the selling agent for part of the offering.
We also issued 77,600 warrants as a selling commission to such entity. We have agreed to register the resale of the common shares sold as part of the units and issuable upon exercise of the warrants.

     Also on August 31, 2007, the Board of Directors granted bonuses of 700,000 shares of common stock and warrants to purchase 700,000 shares to management for past services. The exercise price of the warrants is $0.60 per share at any time through August 15, 2010. The shares and warrants were granted to the following persons:

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Name                             Number of Shares      Number of Warrants
Michael P. Kurtanjek             225,000               225,000
Trio International Capital Corp  225,000               225,000
Charles E. Jenkins               150,000               150,000
Howard M. Crosby                 100,000               100,000

The shares and warrants were issued without registration under the Securities Act by reason of the exemptions from registration afforded by the provisions of Section 4(6) of the Securities Act and Regulation S promulgated by the SEC. All of the investors were accredited investors as defined in Rule 501 of Regulation D at the time of the grant. Each person acknowledged appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares and warrants. They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor represented they were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the offering. No selling commissions were paid in connection with the grant of the securities. We have agreed to register the resale of the common shares sold as part of the units and issuable upon exercise of the warrants.

     On August 31, 2007, the Board of Directors approved the granting of 1,075,000 options to various members of management and to consultants as follows:

Name                               Number of Options Granted
Michael P. Kurtanjek               150,000
Trio International Capital Corp.   150,000
Charles E. Jenkins                 300,000
Howard M. Crosby                   100,000
David Rochester                    150,000
Derek Fray                         100,000
Srdj Bulatovic                     100,000
Maria Eugenia Moscoso              25,000

  These five-year options are fully vested and exercisable at $0.50 per share. They expire on August 31, 2012. The options were granted without registration under the Securities Act by reason of the exemption from registration afforded by Section 4(2) of the Act. Each optionee acknowledged appropriate investment representations with respect to the grants and consented to the imposition of restrictive legends upon the certificates representing the options. Each grantee was provided access to information similar to the type of information which would be included in a prospectus. Each grantee had a preexisting relationship with persons representing our company at the time of the transaction. Each grantee was afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the option grants. No selling commissions were paid in connection with these option grants.

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ITEM 5.02 ELECTION OF DIRECTOR

     On August 31, 2007, the number of directors was increased to five persons and Charles E. Jenkins was elected by the Board of Directors as a director to fill the vacancy created by the increase in the number of directors. He was also appointed to serve as the assistant secretary. Mr. Jenkins has served as our CFO since September 8, 2006.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   White Mountain Titanium Corporation


Date:  September 11, 2007               By:/s/Charles E. Jenkins
                                        Charles E. Jenkins, CFO

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